UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                 April 29, 2003


                          BIOSOURCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   0-21930                   77-0340829
(State or other jurisdiction of     (Commission                (IRS Employer
         incorporation)              File Number)            Identification No.)



        542 Flynn Road, Camarillo, California                    93012
       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (805) 987-0086


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ITEM 7. - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          99.1 Press Release dated April 29, 2003, published by BioSource International, Inc. (the "Company").

ITEM 9. - REGULATION FD DISCLOSURE

On April 29, 2003, the Company issued a press release regarding its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided in this Current Report on Form 8-K is being provided pursuant to Item 12 of Form 8-K. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BIOSOURCE INTERNATIONAL, INC.



April 29, 2003                                       /s/ Charles C. Best
                                                     -----------------------
                                                     Charles C. Best
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX


 EXHIBIT NUMBER             DESCRIPTION

      99.1                  Press Release dated April 29, 2003, published by the
                            Company.